                                                                    EXHIBIT 4.3

                          INTERNATIONAL COMPUTEX, INC.
           1995 RESTRICTED NON-QUALIFIED INCENTIVE STOCK OPTION PLAN
           ---------------------------------------------------------

                             STOCK OPTION AGREEMENT
                             ----------------------


     This Stock Option Agreement (the "Agreement") is entered into by and between International CompuTex, Inc., a Georgia corporation (the "Company"), and ____________________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.   Grant of Stock Option.
          ---------------------

          (a) Pursuant to a duly adopted resolution of the Stock Option Committee on _______________, 199__ (the "Date of Grant"), the Company has granted to the Participant under the Company's 1995 Restricted Non-qualified Incentive Stock Option Plan (the "1995 Plan"), an option (the "Stock Option") to purchase from the Company, on a split-adjusted basis, a total of ________________ shares of the Company's common stock ("Common Stock"), at an exercise price per share equal to $0.543 (the "Option Price"). Notwithstanding that the Stock Option was granted under the 1995 Plan, the Stock Option and this Agreement shall be governed by the terms of the Company's 1996 Stock Option Plan (the "Plan"). Any terms used in this Agreement having initial capital letters but not defined herein shall have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

          (b) The Stock Option is intended to be  a Nonqualified Stock Option.

     2.   Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

          Percentage
          Exercisable         Periods
          -----------         -------

                0%            Immediately
               25%            On the first anniversary of the Date of Grant
               50%            On the second anniversary of the Date of Grant
               75%            On the third anniversary of the Date of Grant
              100%            On the fourth anniversary of the Date of Grant

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.   Term.  The Stock Option will expire and all rights under this
          ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.   Restriction on Exercise.  The Stock Option:
          -----------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (c) with the consent of the Stock Option Committee, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price or (d) by a combination of any of the foregoing (provided that the payment methods described in clauses
(b) and (c) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock); provided that payment of the Option Price may also be made by deferred payment for the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant or such beneficiaries for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing the shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
-------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this Section, the Board or a committee of the Board with authority to address this issue, will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a Result of
          ----------------------------------------------------------------------
Death or Disability.
-------------------

          (a) With respect to a Participant who is an employee of the Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, the Stock Option will cease to vest in accordance with Section 2 on the date following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. To the extent the Stock Option was exercisable on such date, and only to such extent, the Stock Option will be exercisable through the 90th day following such date. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

          (b) Notwithstanding the terms of Sections 9 and 10(a), in the event that the employment of Participant is terminated, for any reason whatsoever, prior to the closing date of the initial public offering of the Common Stock, the terms of this paragraph (b) shall apply; otherwise the terms of Sections 9 or 10(a) shall apply, as appropriate. Upon termination of employment of Participant at a time when this Section 10(b) applies, and if such termination of employment occurs prior to the fourth anniversary of the Date of Grant, then any Common Stock acquired by Participant or his estate pursuant to exercise of the Stock Option, regardless of the ownership of such Common Stock at that time, shall be automatically forfeited to the Company. In such event, the Company shall return to Participant an amount equal to the Option Price paid for such shares of Common Stock so forfeited, plus an amount equal to 2% of the Option Price per annum, calculated from the date or dates on which the Option Price was paid. The certificate(s) representing the Common Stock issued upon exercise of the Stock Option while this Section 10(b) is in effect shall bear a legend referring to this provision. Following the first to occur of the closing of the initial public offering of the Common Stock or the fourth anniversary of the Date of Grant, the Company shall, upon request of the Participant and delivery of any such certificate, cause such certificate to be cancelled and a replacement certificate issued without such restrictive legend.

     11.  Exercisability upon Change in Control.
          -------------------------------------

          (a) Notwithstanding the vesting schedule in Section 2, in the event of a Change in Control, as hereinafter defined, or a threatened Change in Control, any unexercised portion of the Stock Option shall become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board. Nothing herein shall prevent the assumption of the Stock Option or substitution therefor of a new stock option by the surviving corporation in a merger if agreed to by the Participant.

          (b) For purposes of Section 11(a), a "Change in Control" means the occurrence, prior to the expiration of the Stock Option, of any of the following events:

               (i) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

               (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

               (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the
          Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

               (iv) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

               (v) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

Notwithstanding the foregoing provisions of clauses (iii) or (iv) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of clause (iii) or clause (iv) above solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof.

     12.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether a registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     13.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 5500 Interstate North Parkway, Suite 507, Atlanta, Georgia 30328-4662, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     14.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     15.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     16.  Amendments.  The Board or any stock option committee established by
          ----------
the Board under the Plan may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3, to waive any other condition or restriction applicable to the Stock Option or to the Exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     17.  Governing Law.  This Agreement is  intended to be performed in the
          -------------
State of Georgia and will be construed and enforced in accordance with and governed by the laws of such State.

     18.  Entire Agreement. This Agreement, together with the Plan, constitutes
          ----------------
the entire agreement of the Company and the Participant and supersedes all prior contracts, agreements, arrangements, communications, discussions and representations, whether oral or written, with respect to the subject matter hereof. Without limiting the foregoing, this Agreement supersedes and replaces the stock option agreement originally executed between the Company and Participant, relating to the grant of the Stock Option.


     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the 31st day of December, 1996.


                                       INTERNATIONAL COMPUTEX, INC.


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------


                                       PARTICIPANT:


                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Print Name

                                       Social Security Number:
                                                              -----------------

                                       Address for Notice:

                                       ----------------------------------------

                                       ----------------------------------------

                          INTERNATIONAL COMPUTEX, INC.
                             1996 STOCK OPTION PLAN
                             ----------------------

                             STOCK OPTION AGREEMENT
                             ----------------------


     This Stock Option Agreement (the "Agreement") is entered into by and between International CompuTex, Inc., a Georgia corporation (the "Company"), and ____________________________________ (the "Participant"). The Company and the
Participant agree as follows:

     1.   Grant of Stock Option.
          ---------------------

          (a) Pursuant to a duly adopted resolution of the Stock Option Committee on _______________, 199__ (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), an option (the "Stock Option") to purchase from the Company a total of ________________ shares of the Company's common stock, par value $.001 per share ("Common Stock"), at an exercise price per share equal to $______________ (the "Option Price"). Any terms used in this Agreement having initial capital letters but not defined herein shall have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

          (b) The Stock Option is intended to be an Incentive Stock Option.

     2.   Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

          Percentage
          Exercisable    Periods
          -----------    -------
                0%       Immediately
               25%       On the first anniversary of the Date of Grant
               50%       On the second anniversary of the Date of Grant
               75%       On the third anniversary of the Date of Grant
              100%       On the fourth anniversary of the Date of Grant

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.   Term.  The Stock Option will expire and all rights under this
          ----
Agreement will terminate on the tenth anniversary of the Date of Grant.

     4.   Restriction on Exercise.  The Stock Option:
          -----------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (c) with the consent of the Stock Option Committee, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price or (d) by a combination of any of the foregoing (provided that the payment methods described in clauses
(b) and (c) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock); provided that payment of the Option Price may also be made by deferred payment for the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant or such beneficiaries for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing the shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Employment as a Result of
          --------------------------------------------------------------------
Disability of Participant.  If the Participant dies or terminates employment as
-------------------------
a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of employment as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this Section, the Board or a committee of the Board with authority to address this issue, will have sole discretion to determine whether termination of a Participant's employment has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Employment Other Than as a
          ------------------------------------------------------------
Result of Death or Disability.  With respect to a Participant who is an employee
-----------------------------
of the Company or any Subsidiary on the Date of Grant, if the Participant ceases to be employed by the Company and all Subsidiaries, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, the Stock Option will cease to vest in accordance with Section 2 on the date following the last day on which the Participant is entitled to receive any compensation, including but not limited to severance or termination payments, from the Company. To the extent the Stock Option was exercisable on such date, and only to such extent, the Stock Option will be exercisable through the 90th day following such date. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Exercisability upon Change in Control.
          -------------------------------------

          (a) Notwithstanding the vesting schedule in Section 2, in the event of a Change in Control, as hereinafter defined, or a threatened Change in Control, any unexercised portion of the Stock Option shall become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board. Nothing herein shall prevent the assumption of the Stock Option or substitution therefor of a new stock option by the surviving corporation in a merger if agreed to by the Participant.

          (b) For purposes of Section 11(a), a "Change in Control" means the occurrence, prior to the expiration of the Stock Option, of any of the following events:

               (i) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

               (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

               (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the
          Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

               (iv) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

               (v) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

Notwithstanding the foregoing provisions of clauses (iii) or (iv) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of clause (iii) or clause (iv) above solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule

14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof.

     12.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether a registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     13.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 5500 Interstate North Parkway, Suite 507, Atlanta, Georgia 30328-4662, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     14.  Employment.  This Agreement does not confer upon the Participant any
          ----------
right to be employed or to continue in the employ of the Company or any Subsidiary, nor does it in any way interfere with the right of the Company or any Subsidiary to terminate the employment of the Participant at any time.

     15.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     16.  Amendments.  The Board or any stock option committee established by
          ----------
the Board under the Plan may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3, to waive any other condition or restriction applicable to the Stock Option or to the Exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     17.  Governing Law.  This Agreement is  intended to be performed in the
          -------------
State of Georgia and will be construed and enforced in accordance with and governed by the laws of such State.

     18.  Entire Agreement. This Agreement, together with the Plan, constitutes
          ----------------
the entire agreement of the Company and the Participant and supersedes all prior contracts, agreements, arrangements, communications, discussions and representations, whether oral or written, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the ____ day of ________, 19___.


                                       INTERNATIONAL COMPUTEX, INC.


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       PARTICIPANT:


                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Print Name

                                       Social Security Number:
                                                              -----------------

                                       Address for Notice:

                                       ----------------------------------------

                                       ----------------------------------------

                         INTERNATIONAL COMPUTEX, INC.
                            1996 STOCK OPTION PLAN
                            ----------------------

                            STOCK OPTION AGREEMENT
                            ----------------------


     This Stock Option Agreement (the "Agreement") is entered into by and between International CompuTex, Inc., a Georgia corporation (the "Company"), and ___________________________________, a Nonemployee Director of the Company (the
"Participant").  The Company and the Participant agree as follows:

     1.   Grant of Stock Option.
          ---------------------

          (a) Pursuant to Section 6 of the Company's 1996 Stock Option Plan (the "Plan"), and effective _______________, ____ (the "Date of Grant"), the Company hereby grants to the Participant, upon the terms and conditions set forth below and subject to the terms and conditions of the Plan, an option (the "Stock Option") to purchase from the Company a total of ________________ shares of the Company's common stock, par value $.001 per share ("Common Stock"), at an exercise price per share equal to $______________ (the "Option Price"), which is the closing market price per share of the Common Stock on the Nasdaq National Market System on the Date of Grant. Any terms used in this Agreement having initial capital letters but not defined herein shall have the same meanings as in the Plan, the provisions of which are incorporated into this Agreement by reference. The Participant acknowledges receipt of a copy of the Plan.

          (b) The Stock Option is a nonqualified stock option, and is not an Incentive Stock Option.

     2.   Time of Exercise.  The Stock Option may be exercised, in whole or in
          ----------------
part, according to the following schedule:

          Percentage
          Exercisable    Periods
          -----------    -------

                0%       Immediately
               25%       On the first anniversary of the Date of Grant
               50%       On the second anniversary of the Date of Grant
               75%       On the third anniversary of the Date of Grant
              100%       On the fourth anniversary of the Date of Grant

     The unexercised portion of the Stock Option from one annual period may be carried over to a subsequent annual period or periods, and the right of the Participant to exercise the Stock Option as to such unexercised portion will continue for the entire term described in Section 3 below. In no event may the Stock Option be exercised in whole or in part, however, after the expiration of such term.

     3.   Term.  The Stock Option will expire and all rights under this
          ----
Agreement will terminate on the fifth anniversary of the Date of Grant.

     4.   Restriction on Exercise.  The Stock Option:
          -----------------------

          (a) may be exercised only with respect to full shares and no fractional shares of Common Stock will be issued upon exercise of the Stock Option; and

          (b) may be exercised in whole or in part, but no certificates representing shares subject to the Stock Option will be delivered if any requisite registration with, clearance by, or consent, approval or authorization of, any governmental authority of any kind having jurisdiction over the exercise of the Stock Option, or issuance of securities upon such exercise, has not been obtained.

     5.   Manner of Exercise.  The Stock Option may be exercised by written
          ------------------
notice to the Company of the number of shares being purchased and the Option Price to be paid, accompanied by full payment of the Option Price (a) in cash or by check acceptable to the Company, (b) by the transfer to the Company of shares of Common Stock owned by the Participant for at least six months and having an aggregate fair market value per share at the date of exercise equal to the aggregate Option Price, (c) with the consent of the Stock Option Committee, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate fair market value per share on the date of exercise equal to the aggregate Option Price or (d) by a combination of any of the foregoing (provided that the payment methods described in clauses
(b) and (c) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock); provided that payment of the Option Price may also be made by deferred payment for the proceeds of sale through a bank or broker of some or all of the shares to which the exercise relates. Any federal, state or local taxes required to be paid or withheld at the time of exercise will be paid or withheld in full prior to any delivery of shares upon exercise.

     6.   Non-Transferability of Stock Options.  This Stock Option is not
          ------------------------------------
assignable or transferable by the Participant other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

     7.   Rights as Stockholder.  Neither the Participant nor any of the
          ---------------------
Participant's beneficiaries will be deemed to have any rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate to the Participant or such beneficiaries for such shares.

     8.   Adjustments.  The number of shares of Common Stock covered by the
          -----------
Stock Option evidenced by this Agreement, and the Option Price thereof, will be subject to adjustment as provided in the Plan. No adjustment will be made for dividends or other rights for which the record date is prior to the issuance of the certificate or certificates representing the shares issued pursuant to the Stock Option.

     9.   Rights in Event of Death or Termination of Director Status as a Result
          ----------------------------------------------------------------------
of Disability of Participant.  If the Participant dies or terminates director
----------------------------
status as a result of disability prior to termination of the Participant's rights to exercise the Stock Option, any unexercised portion of the Stock Option will continue to vest in accordance with Section 2 and will be exercisable, subject to all conditions of the Plan and this Agreement, for a period of one year from the date of the Participant's death or termination of director status as a result of disability. In the event of the death of the Participant, the Stock Option may be exercised by the Participant's estate or a person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant. For purposes of this Section, the Board or a committee of the Board with authority to address this issue, will have sole discretion to determine whether termination of a Participant's director status has occurred "as a result of disability." In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     10.  Rights in Event of Termination of Director Status Other Than
          ------------------------------------------------------------
as a Result of Death or Disability.  If the Participant ceases to be a director
----------------------------------
of the Company, other than as a result of death or disability, prior to the termination of the Participant's rights to exercise the Stock Option, the Stock Option will cease to vest in accordance with Section 2 on the date Participant ceases to be a director of the Company. To the extent the Stock Option was exercisable on such date, and only to such extent, the Stock Option will be exercisable through the 90th day following such date. In no event may the Stock Option be exercised after the expiration date set forth in Section 3.

     11.  Exercisability upon Change in Control.
          -------------------------------------

          (a) Notwithstanding the vesting schedule in Section 2, in the event of a Change in Control, as hereinafter defined, or a threatened Change in Control, any unexercised portion of the Stock Option shall become immediately exercisable. Whether a Change in Control is threatened will be determined solely by the Board. Nothing herein shall prevent the assumption of the Stock Option or substitution therefor of a new stock option by the surviving corporation in a merger if agreed to by the Participant.

          (b) For purposes of Section 11(a), a "Change in Control" means the occurrence, prior to the expiration of the Stock Option, of any of the following events:

               (i) the Company is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than two-thirds of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

               (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than two-thirds of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

               (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the
          Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company;

               (iv) the Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

               (v) if, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (v) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

Notwithstanding the foregoing provisions of clauses (iii) or (iv) above, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of clause (iii) or clause (iv) above solely because (A) the Company, (B) a Subsidiary, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Act disclosing beneficial ownership by it of shares of voting Stock of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership or any increase or decrease thereof.

     12.  Stock Purchased for Investment.  Unless the shares are covered by a
          ------------------------------
then current and effective registration statement under the Securities Act of 1933, as then in effect, the Participant, by accepting the Stock Option, represents, warrants, covenants and agrees on behalf of the Participant and the Participant's transferees that all shares of Common Stock purchased upon the exercise of the Stock Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of the Stock Option, the person entitled to exercise the same will furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares are being acquired in good faith for investment and not for resale or distribution. The Participant agrees to furnish or execute such documents as the Company in its discretion deems necessary to (a) evidence such exercise of the Stock Option, (b) determine whether a registration is then required under the Securities Act of 1933, as then in effect, and (c) comply with or satisfy the requirements of the Securities Act of 1933, or any other federal, state or local law, as then in effect.

     13.  Notices.  Each notice relating to this Agreement will be in writing
          -------
and delivered in person or by certified mail to the proper address. Each notice will be deemed to have been given on the date it is received. Each notice to the Company will be addressed to it at its principal office, now 5500 Interstate North Parkway, Suite 507, Atlanta, Georgia 30328-4662, attention of the Secretary. Each notice to the Participant or other person or persons then entitled to exercise the Stock Option will be addressed to the Participant or such other person or persons at the Participant's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

     14.  Director Status.  This Agreement does not confer upon the Participant
          ---------------
any right to be a director or to continue to be a director of the Company, nor does it in any way interfere with the right of the Company or its shareholders to terminate the director status of the Participant at any time.

     15.  No Obligation to Exercise Stock Option.  This Agreement does not
          --------------------------------------
impose any obligation upon the Participant to exercise the Stock Option.

     16.  Amendments.  The Board or any stock option committee established by
          ----------
the Board under the Plan may, without the consent of the Participant, amend this Agreement, or otherwise take action, to accelerate the time or times at which the Stock Option may be exercised, to extend the term described in Section 3, to waive any other condition or restriction applicable to the Stock Option or to the Exercise of the Stock Option, to reduce the Option Price and to make any other change permitted to be made under the Plan without the consent of the Participant; and may amend the Agreement in any other respect with the consent of the Participant.

     17.  Governing Law.  This Agreement is  intended to be performed in the
          -------------
State of Georgia and will be construed and enforced in accordance with and governed by the laws of such State.

     18.  Entire Agreement. This Agreement, together with the Plan, constitutes
          ----------------
the entire agreement of the Company and the Participant and supersedes all prior contracts, agreements, arrangements, communications, discussions and representations, whether oral or written, with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the __________ day of ____________________, ____.


                                       INTERNATIONAL COMPUTEX, INC.


                                       By:
                                          -------------------------------------

                                       Title:
                                             ----------------------------------

                                       PARTICIPANT:


                                       ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Print Name


                                       Social Security Number:
                                                              -----------------

                                       Address for Notices:

                                       ----------------------------------------

                                       ----------------------------------------